Exhibit 99.1

Digital Realty Trust, Inc.

First Quarter 2005

Supplemental Operating and Financial Data

March 31, 2005

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitation to buy securities of

Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

Digital Realty Trust, Inc.

First Quarter 2005

This supplemental package contains forward-looking statements within the meaning of the federal securities laws. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; inability to acquire new properties (including those for which we have signed purchase and sale agreements but have not yet completed); our failure to obtain necessary outside financing; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust, Inc.

First Quarter 2005

Corporate Information

Corporate Profile

Digital Realty Trust is firmly positioned at the crossroads of real estate and technology and focuses solely on the ownership of technology real estate:

•	We own and operate on properties that are critical to the operations of our tenants;

•	As of March 31, 2005, our portfolio is primarily located in 15 major metropolitan areas in the United States and Europe;

•	We concentrate on areas within the technology industry that we believe have growth potential. As such, we emphasize properties that provide the infrastructure for sectors such as corporate enterprise data centers, disaster recovery and business continuity, electronic commerce and the security of stored or transmitted electronic data.

As of March 31, 2005, our 26 property portfolio, totaling 6.3 million square feet, consists mainly of highly improved properties containing specialized facilities that play a critical role in our tenants’ operations and in the delivery of services to their customers. We maintain a significant focus on Internet gateway and data center properties that are located at the junction of major high-speed data networks that deliver Internet, data, voice, video, wireless and satellite services.

Our tenant base includes media, communications and technology-based businesses, Internet enterprises and Fortune 1000 companies. Our tenants’ operations typically require specially designed and engineered facilities that maintain sophisticated security systems, robust and redundant power services, backup power systems, redundant air conditioning systems and advanced fire suppression systems.

Corporate Headquarters

560 Mission Street, Suite 2900
San Francisco, California 94105
Telephone:	(415) 738-6500
Facsimile:	(415) 738-6501
Web site:	www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson	Executive Chairman
Michael F. Foust	Chief Executive Officer
A. William Stein	Chief Financial Officer and Chief Investment Officer
Scott E. Peterson	Senior Vice President, Acquisitions
Christopher J. Crosby	Vice President, Sales

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please contact us at:

Web site:            www.digitalrealtytrust.com            (Go to Information Request in the Investor Relations section)

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

Digital Realty Trust, Inc.

First Quarter 2005

Investor Information

Analyst Coverage

Credit Suisse First Boston	Merrill Lynch
Andrew Rosivach	Brian Legg
(212) 325-6205	(212) 449-1153

JMP Securities	RBC Capital Markets
William Marks	David Copp
(415) 835-8944	(415) 633-8558

KeyBanc Capital Markets	SmithBarney Citigroup
Richard Moore	Jonathan Litt
(216) 443-2815	(212) 816-0231

Quarterly Reporting Schedule

Quarterly results will be announced according to the following anticipated schedule:

First Quarter	May 12, 2005
Second Quarter	Mid August 2005
Third Quarter	Mid November 2005
Fourth Quarter and Year End	TBD

Stock Listing

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLR.A

Note that symbols may vary by stock quote provider.

Digital Realty Trust, Inc.

First Quarter 2005

Stock Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	11/3/04 to 12/31/04	1st Quarter 2005
High Price *	$14.10	$14.81
Low Price *	$12.00	$12.50
Closing Price, end of period *	$13.47	$14.37
Average daily trading volume *	193,433	94,884
Indicated dividend per share **	$0.975	$0.975
Closing dividend yield, end of period	7.2%	6.8%
Closing shares and units outstanding (thousands), end of period	52,943	52,943
Closing market value of shares and units outstanding (thousands), end of period	$713,139	$760,787

The following summarizes recent activity of Digital Realty’s Series A preferred stock (DLR.A):

2/9/05 to 3/31/05
High Price *	$26.63
Low Price *	$25.90
Closing Price, end of period *	$26.00
Indicated dividend per share **	$2.125
Closing dividend yield, end of period	8.2%
Closing shares outstanding (thousands), end of period	4,140
Closing market value of shares outstanding (thousands), end of period	$107,640

*	New York Stock Exchange trades only
**	On an annual basis

Digital Realty Trust, Inc.

Ownership Structure

As of March 31, 2005

Limited Partner	# of Units (5)	% Ownership (1)
Digital Realty Trust, Inc.	21,421,300	40.5%

GI Partners, LLC	23,699,359	44.8%

Cambay Tele.com, LLC (6)	5,903,124	11.1%
Wave Exchange, LLC (6)	32,722	0.1%
Pacific-Bryan Partners, L.P. (7)	395,665	0.7%

Directors, Executive Officers and Others	1,490,561	2.8%

Total	52,942,731	100.0%

(1)	Excludes shares issuable with respect to stock options that have been granted but are not yet exercisable.
(2)	Reflects limited partnership interests held by our officers and directors in the form of vested long-term incentive units.
(3)	This property is held through a taxable REIT subsidiary.
(4)	We indirectly own a 98% interest in a subsidiary that holds the fee simple interest in this property. An unrelated third party holds the remaining 2% interest in this subsidiary.
(5)	The total number of units includes 21,421,300 shares of common stock and 31,521,431 common units.
(6)	These third-party contributors received the units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities.
(7)	These third-party contributor received the units in exchange for a 10% minority interest in the Univison Tower property.

Digital Realty Trust, Inc.

First Quarter 2005

Properties Acquired

For the three months ended March 31, 2005

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Total Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)	Major Tenant(s)
833 Chestnut Street	Philadelphia	March 2005	$59.0		547,195	107,563	91.5%	Thomas Jefferson University
MAPP Building	Minneapolis/St. Paul	March 2005	$15.6	(2)	88,134	—	100.0%	Midwest Independent System Operator

(1)	The property at 833 Chestnut Street has a total of 654,758 square feet, including 107,563 square feet held for redevelopment. The occupancy percentage presented excludes the space held for redevelopment.
(2)	Includes assumption of $9.7 million of debt.

Digital Realty Trust, Inc. and Predecessor

First Quarter 2005

Key Financial Data

(Dollars in thousands, except per share data)

	For the three months ended or as of
	3/31/2005	12/31/2004		9/30/2004	6/30/2004	3/31/2004
Shares and Units
Common Shares Outstanding	21,421,300	21,421,300		N/A	N/A	N/A
Common Units Outstanding	31,521,431	31,521,431		N/A	N/A	N/A

Total Shares and Operating Partnership Units	52,942,731	52,942,731		N/A	N/A	N/A

Market Capitalization
Market Value of Common Equity (1)	760,787	713,139		N/A	N/A	N/A
Stated Value of Preferred Equity	103,500	N/A		N/A	N/A	N/A
Total Debt	515,701	519,498		551,351	473,896	318,199

Total Market Capitalization	1,379,988	1,232,637		N/A	N/A	N/A

Total Debt/Total Market Capitalization	37.4%	42.1%		N/A	N/A	N/A

Selected Balance Sheet Data
Book Value of Real Estate Assets before Depreciation	889,803	818,392		675,204	602,805	433,123
Total Assets	1,099,727	1,013,287		822,189	731,237	513,968
Total Liabilities	579,393	584,229		593,699	509,684	346,545

Selected Operating Data
Revenue	39,643	36,205		29,346	22,800	18,770
Expenses (including interest expense)	34,748	51,774		25,959	19,806	15,263
Interest Expense	8,121	8,657		7,926	4,065	3,813
Net Income (Loss)	2,739	(5,359)		3,359	3,096	3,461
Net Income Allocable to Common Stockholders	1,468	—		—	—	—

Financial Ratios
Debt Service Coverage Ratio (2)	3.4	N/A		N/A	N/A	N/A
Fixed Charge Coverage Ratio (3)	2.4	N/A		N/A	N/A	N/A

EPS and FFO
Basic Net Income per share	$0.07	$(0.30	)(6)	N/A	N/A	N/A
Diluted Net Income per share	$0.07	$(0.30	)(6)	N/A	N/A	N/A

Diluted FFO per share (4)	$0.30	$(0.17)		N/A	N/A	N/A
Dividends per share and common unit	$0.24	$0.16		N/A	N/A	N/A
Diluted FFO payout ratio (5)	81.3%	N/A		N/A	N/A	N/A

Portfolio Statistics
Properties	26	24		20	18	14
Net rentable square feet	6,303,226	5,652,700		4,796,996	4,252,058	2,989,266
Occupancy at end of quarter	88.9%	88.4%		89.4%	89.3%	88.8%

(1)	Assuming 100% conversion of the limited partnership units in the operating partnership into shares of our common stock.
(2)	Calculated as earnings before interest, taxes and depreciation and amortization and preferred dividends, or EBITDA, of $25,159 divided by cash interest expense of $7,416. For a definition of cash interest expense, see page 14. For a discussion of EBITDA, see page 23. For a quantitative reconciliation of the differences between EBITDA and net income, see page 12.
(3)	Calculated as EBITDA, of $25,159 divided by fixed charges of $10,525. For a definition of fixed charges, see page 14.
(4)	For a definition and discussion of FFO, see page 23. For a quantitative reconciliation of the differences between FFO and net income, see page 11.
(5)	Calculated as dividend declared per common share divided by FFO per common share - diluted.
(6)	The net loss per common share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

Note:	The Predecessor is not a legal entity; rather it is a combination of certain of the real estate subsidiaries of Global Innovation Partners, LLC, a Delaware limited liability company (GI Partners) along with an allocation of certain assets, liabilities, revenues and expenses of GI Partners related to the real estate held by such subsidiaries. The financial statements presented for periods prior to the Company’s initial public offering on November 3, 2004, are the combined financial statements of the Predecessor.

Digital Realty Trust, Inc.

First Quarter 2005

Consolidated Balance Sheets

(in thousands, except share data)

	March 31, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments in real estate
Land	$138,014	$129,112
Acquired ground lease	1,477	1,477
Buildings and improvements	667,904	613,058
Tenant improvements	82,408	74,745

Investments in real estate	889,803	818,392
Accumulated depreciation and amortization	(37,691)	(30,980)

Net investments in real estate	852,112	787,412
Cash and cash equivalents	2,875	4,557
Accounts and other receivables	3,353	3,051
Deferred rent	14,633	12,236
Acquired above market leases, net	41,485	43,947
Acquired in place lease value and deferred leasing costs, net	157,957	136,721
Deferred financing costs, net	7,333	8,236
Restricted cash	13,773	14,207
Other assets	6,206	2,920

Total Assets	$1,099,727	$1,013,287

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable under line of credit	$36,000	$44,000
Mortgage loans	457,701	453,498
Other secured loans	22,000	22,000
Accounts payable and other accrued liabilities	13,513	12,789
Accrued dividends and distributions	—	8,276
Acquired below market leases, net	44,868	37,390
Security deposits and prepaid rents	5,311	6,276

Total Liabilities	579,393	584,229

Commitments and contingencies	—	—

Minority interests in consolidated joint ventures	149	997
Minority interests in operating partnership	250,592	254,862

Stockholders’ equity:
Preferred Stock, $0.01 par value, 20,000,000 authorized, 8.50% Series A Cumulative Redeemable Preferred Stock, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 shares issued and outstanding	99,297	—
Common Stock, $0.01 par value, 100,000,000 authorized, 21,421,300 and 21,421,300 shares issued and outstanding, respectively	214	214
Additional paid-in capital	182,095	182,411
Dividends in excess of earnings	(13,271)	(9,517)
Accumulated other comprehensive income, net	1,258	91

Total Stockholders’ Equity	269,593	173,199

Total Liabilities and Stockholders’ Equity	$1,099,727	$1,013,287

Digital Realty Trust, Inc. and Predecessor

First Quarter 2005

Consolidated and Combined Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	3/31/2005	12/31/2004		9/30/2004	6/30/2004	3/31/2004
Revenues
Rental	$32,691	$29,981		$24,666	$18,433	$16,028
Tenant reimbursements	6,520	6,174		4,658	2,669	2,728
Other	432	50		22	1,698	14

Total revenues	39,643	36,205		29,346	22,800	18,770

Expenses
Rental property operating and maintenance	7,145	7,349		5,336	3,283	3,006
Property taxes	3,681	3,084		2,417	2,115	1,718
Insurance	599	696		617	321	241
Interest	8,121	8,657		7,926	4,065	3,813
Asset management fees to related party	—	266		797	796	796
Depreciation and amortization	12,143	10,576		8,604	6,711	5,507
General and administrative	2,413	20,774		86	65	92
Net loss from early extinguishment of debt	125	283		—	—	—
Other	521	89		176	2,450	90

Total expenses	34,748	51,774		25,959	19,806	15,263

Income (loss) before minority interests	4,895	(15,569)		3,387	2,994	3,507

Minority interests in consolidated joint ventures	(3)	4		28	(102)	46
Minority interests in operating partnership	2,159	(10,214)		—	—	—

Net income (loss)	2,739	$(5,359)		$3,359	$3,096	$3,461

Dividends to preferred stockholders	(1,271)

Net income allocable to common stockholders	$1,468

Net income (loss) per common share - basic and diluted	$0.07	$(0.30	)(1)
Weighted-average shares outstanding - basic	21,421,300	20,770,875
Weighted-average shares outstanding - diluted	21,535,485	20,770,875
Weighted-average fully diluted shares and units	53,056,916	52,942,731

(1)	The net loss per common share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

Digital Realty Trust, Inc.

First Quarter 2005

Funds From Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	3/31/2005	12/31/2004		9/30/2004	6/30/2004	3/31/2004
Reconciliation of net income (loss) to funds from operations:

Net income (loss) allocable to common stockholders	$1,468	$(5,359)		$3,359	$3,096	$3,461
Adjustments:

Minority interests in operating partnership	2,159	(10,214)		—	—	—
Real estate related depreciation and amortization	12,143	10,576		8,604	6,711	5,507

Funds from operations available to common stockholders and unitholders (FFO)	$15,770	$(4,997)		$11,963	$9,807	$8,968

FFO per share - basic and diluted	$0.30	$(0.17	)(1)	N/A	N/A	N/A

Weighted-average shares outstanding - basic	52,943	52,943		N/A	N/A	N/A
Weighted-average shares outstanding - diluted	53,057	52,943		N/A	N/A	N/A

(1)	The FFO per share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

Note: For a definition and discussion of FFO, see page 23.

Digital Realty Trust, Inc.

First Quarter 2005

Reconciliation of Earnings Before Interest Taxes and Depreciation and Amortization

(unaudited and in thousands)

	Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Reconciliation of net income (loss) to earnings before interest, taxes and depreciation and amortization (EBITDA(1)):

Net income (loss)	$2,739	$(5,359)	$3,359	$3,096	$3,461
Add: Minority interests	2,156	(10,210)	28	(102)	46
Interest	8,121	8,657	7,926	4,065	3,813
Depreciation and amortization	12,143	10,576	8,604	6,711	5,507

EBITDA	$25,159	$3,664	$19,917	$13,770	$12,827

(1)	For the definition and discussion of EBITDA, see page 23.

Digital Realty Trust, Inc.

First Quarter 2005

Capital Structure

As of March 31, 2005

Consolidated Debt

(in thousands)

		Aggregate Principal March 31, 2005
Mortgage and Other Secured Loans Payable		$479,701
Unsecured Credit Facility		36,000

Total Debt		$515,701

Equity (in thousands)
	Shares Outstanding	Total Liquidation Preference

Preferred Stock	4,140	$103,500

	Shares & Units Outstanding	Market Value (1)
Common Stock	21,421	$307,824
Operating Partnership Units	31,521	452,963

Total Common Equity	52,943	$760,787

Total Market Capitalization		$1,379,988

(1)	Value based on March 31, 2005 closing price of $14.37.

Digital Realty Trust, Inc.

First Quarter 2005

Consolidated Debt Analysis

(in thousands)

	Maturity Date	Principal Balance as of March 31, 2005		% of Debt	Interest Rate as of March 31, 2005
Floating Rate Debt
Carrier Center-Mortgage	November 11, 2007 (1)	$25,854		5.0%	6.75%
Maxtor Manufacturing Facility-Mortgage	December 31, 2006 (2)	17,894		3.5%	4.54%
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mezzanine	August 9, 2006 (3)	22,000		4.3%	8.18%
Unsecured Credit Facility	November 3, 2007	36,000		7.0%	4.45%

Total Unhedged Floating Rate Debt		101,748		19.8%
Fixed Rate Debt
Secured Term Debt	November 11, 2014	154,336		29.9%	5.65%
Univision Tower-Mortgage	November 6, 2009	57,769		11.2%	6.04%
200 Paul Avenue-Mortgage	July 1, 2006 (2)	46,268		9.0%	6.04	%(4)
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mortgage	August 9, 2006 (3)	43,000		8.2%	4.46	%(4)
Stanford Place II-Mortgage	January 1, 2009	26,000		5.0%	5.14%
Camperdown House-Mortgage	October 31, 2009	25,566	(5)	5.0%	6.85%
Granite Tower-Mortgage	January 1, 2009	21,555		4.2%	4.32	%(4)
100 Technology Center Drive-Mortgage	April 1, 2009	20,000		3.9%	4.82	%(4)
MAPP Building-Mortgage	March 1, 2032	9,746		1.9%	7.62%
AT&T Web Hosting Facility-Mortgage	December 1, 2006 (2)	8,775		1.7%	4.97	%(4)

Total Fixed Rate Debt		413,015		80.0%

Debt Premium - MAPP Building		938		0.2%

Total Consolidated Debt		$515,701		100.0%

(1)	A one-year extension option is available.
(2)	Two one-year extensions are available.
(3)	A 13-month extension and a one-year extension are available.
(4)	Mortgage loans subject to interest rate swap agreements. The interest rates on the mortgage loans, adjusted for the interest rate swap agreements are as follows:

200 Paul Avenue-Mortgage	6.35%
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mortgage	4.84%
Granite Tower-Mortgage	4.95%
100 Technology Center Drive-Mortgage	5.52%
AT&T Web Hosting Facility-Mortgage	5.18%

(5)	Based on the company’s hedged exchange rate of $1.8472 to £l.00 as of March 31, 2005.

Credit Facility

(in thousands)

	Maximum Available	Available as of March 31, 2005	Drawn
Unsecured Credit Facility	$200,000	$84,900	$36,000

Financial Ratios

Debt service coverage ratio (a)	3.4
Fixed charged coverage ratio (b)	2.4
Debt to total market capitalization (c)	37.4%
Debt plus preferred stock to total market capitalization (d)	44.9%

(a)	EBITDA divided by cash interest expense. Cash interest expense relates to indebtedness less amortized deferred financing fees.
(b)	Same as (a), except denominator includes scheduled debt principal payments and preferred dividends.
(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus preferred stock and the market value of outstanding common stock and operating partnership units, assuming the conversion of operating partnership units into shares of our common stock.
(d)	Same as (c), except numerator includes preferred stock.

Digital Realty Trust, Inc.

First Quarter 2005

Debt Maturities

(in thousands)

Property	Remainder of 2005	2006	2007	2008	2009	Thereafter	Total
Secured Term Debt (1)	1,418	2,030	2,150	2,276	2,410	144,052	154,336
Univision Tower-Mortgage	537	755	801	851	54,825	—	57,769
200 Paul Avenue-Mortgage (2)	1,451	44,817	—	—	—	—	46,268
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mortgage (3)	—	43,000	—	—	—	—	43,000
Stanford Place II-Mortgage	—	—	—	—	26,000	—	26,000
Carrier Center-Mortgage (4)	331	442	25,081	—	—	—	25,854
Camperdown House-Mortgage	1,475	2,085	2,233	2,390	17,383	—	25,566
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mezzanine (3)	—	22,000	—	—	—	—	22,000
Granite Tower-Mortgage	405	540	540	540	19,530	—	21,555
100 Technology Center Drive-Mortgage	—	—	—	—	20,000	—	20,000
Maxtor Manufacturing Facility-Mortgage (2)	318	17,576	—	—	—	—	17,894
MAPP Building-Mortgage	71	105	114	121	132	9,203	9,746
AT&T Web Hosting Facility-Mortgage (2)	—	8,775	—	—	—	—	8,775
Unsecured Credit Facility	—	—	36,000	—	—	—	36,000

Total	6,006	142,125	66,919	6,178	140,280	153,255	514,763

(1)	This amount represents six mortgage loans secured by the Company’s interests in 36 Northeast Second Street, Brea Data Center, Comverse Technology Building, Hudson Corporate Center, Siemens Building, and Webb at LBJ. Each of these loans are cross-collateralized by the six properties.
(2)	Two one-year extensions are available.
(3)	A 13-month extension and a one-year extension are available.
(4)	A one-year extension option is available.

Note: Above amounts assume no exercise of extensions.

Digital Realty Trust, Inc.

First Quarter 2005

Occupancy Analysis

As of March 31, 2005

	Metropolitan Area	Net Rentable Square Feet	Annualized Rent (1)	Occupancy		Square Feet as a% of		Annualized Rent as a % of
Property				As of 3/31/05	As of 12/31/04	Property Type	Total Portfolio	Property Type	Total Portfolio
Telecommunications Infrastructure
200 Paul Avenue	San Francisco	532,238	$10,871,302	83.4%	83.1%	25.7%	8.4%	27.5%	10.1%
Univision Tower	Dallas	477,107	7,939,006	79.9	80.5	23.0	7.6	20.1	7.4
Carrier Center	Los Angeles	450,021	7,367,380	79.7	81.7	21.7	7.1	18.7	6.8
Camperdown House	London, UK	63,233	4,016,624	100.0	100.0	3.1	1.0	10.2	3.7
1100 Space Park Drive	Silicon Valley	167,951	3,525,347	46.6	46.6	8.1	2.7	8.9	3.3
36 Northeast Second Street	Miami	162,140	3,007,472	81.2	81.2	7.8	2.6	7.6	2.8
Burbank Data Center	Los Angeles	82,911	1,414,300	100.0	100.0	4.0	1.3	3.6	1.3
VarTec Building	Dallas	135,250	1,352,500	100.0	100.0	6.6	2.1	3.4	1.3

		2,070,851	39,493,931	80.9	81.4	100.0	32.8	100.0	36.7

Information Technology Infrastructure
Hudson Corporate Center	New York	311,950	6,853,399	87.4	88.7	13.5	4.9	18.6	6.4
833 Chestnut Street	Philadelphia	547,195	7,105,469	91.5 (2)	N/A	23.7	8.7	19.3	6.6
Savvis Data Center	Silicon Valley	300,000	5,580,000	100.0	100.0	13.0	4.8	15.1	5.2
AboveNet Data Center	Silicon Valley	187,085	4,287,918	96.2	97.1	8.1	3.0	11.6	4.0
Webb at LBJ	Dallas	365,449	4,482,911	90.6	89.0	15.8	5.8	12.2	4.2
NTT/Verio Premier Data Center	Silicon Valley	130,752	3,781,200	100.0	100.0	5.7	2.1	10.3	3.5
MAPP Building	Minneapolis/St. Paul	88,134	1,339,637	100.0	N/A	3.8	1.4	3.6	1.2
eBay Data Center	Sacramento	62,957	1,133,226	100.0	100.0	2.7	1.0	3.1	1.0
Brea Data Center	Los Angeles	68,807	1,176,600	100.0	100.0	3.0	1.1	3.2	1.1
AT&T Web Hosting Facility	Atlanta	250,191	1,098,036	50.5	50.0	10.7	4.0	3.0	1.0

		2,312,520	36,838,396	89.1	87.7	100.0	36.8	100.0	34.2

Technology Manufacturing
Ardenwood Corporate Park	Silicon Valley	307,657	7,624,739	100.0	100.0	50.9	4.9	56.7	7.1
Maxtor Manufacturing Facility	Silicon Valley	183,050	3,272,934	100.0	100.0	30.3	2.9	24.3	3.0
ASM Lithography Training Facility	Phoenix	113,405	2,549,165	100.0	100.0	18.8	1.8	19.0	2.4

		604,112	13,446,838	100.0	100.0	100.0	9.6	100.0	12.5
Technology Office/Corporate Headquarters
Comverse Technology Building	Boston	386,956	5,891,393	100.0	100.0	29.4	6.1	33.0	5.5
Stanford Place II	Denver	366,184	2,952,066	88.4	85.7	27.8	5.8	16.5	2.7
100 Technology Center Drive	Boston	197,000	3,743,000	100.0	100.0	15.0	3.1	21.0	3.5
Granite Tower	Dallas	240,065	3,344,077	94.6	95.5	18.2	3.8	18.7	3.1
Siemens Building	Dallas	125,538	1,917,505	100.0	100.0	9.6	2.0	10.8	1.8

		1,315,743	17,848,041	95.8	95.2	100.0	20.8	100.0	16.6

Portfolio Total/Weighted Average		6,303,226	$107,627,206	88.9%	88.4%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the annualized monthly contractual rent under existing leases as of March 31, 2005. This amount reflects total base rent before any one-time or non-recurring rent abatements, but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a full gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.
(2)	The property at 833 Chestnut Street has an additional 107,563 square feet of vacant space in shell condition available for redevelopment. The occupancy percentage presented excludes the space available for redevelopment.

Digital Realty Trust, Inc.

First Quarter 2005

Major Tenants

As of March 31, 2005

Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1 Savvis Communications	4	560,409	8.9%	$12,680,700	11.8%	103
2 Qwest Communications International, Inc.	6	343,383	5.4%	9,195,205	8.5%	106
3 Comverse Network Systems	1	367,033	5.8%	5,592,548	5.2%	71
4 Abgenix	1	131,386	2.1%	4,925,265	4.6%	73
5 Leslie & Godwin	1	63,233	1.0%	4,016,624	3.7%	57
6 Verio, Inc.	1	130,752	2.1%	3,781,200	3.5%	62
7 Stone & Webster, Inc.	1	197,000	3.1%	3,743,000	3.5%	96
8 AboveNet	2	135,093	2.1%	3,499,536	3.3%	174
9 Maxtor Corporation	1	183,050	2.9%	3,272,934	3.0%	78
10 SBC Communications	1	141,663	2.2%	2,773,762	2.6%	68
11 Thomas Jefferson University	1	184,701	2.9%	2,737,144	2.5%	56
12 Tycom Networks, Inc.	1	59,289	0.9%	2,721,041	2.5%	140
13 ASM Lithography	1	113,405	1.8%	2,549,165	2.4%	142
14 XO Communications	3	96,546	1.5%	2,457,344	2.3%	118
15 Logitech	1	144,271	2.3%	2,307,794	2.1%	96
16 Equinix, Inc.	1	129,254	2.1%	2,257,142	2.1%	126
17 Siemens Subscriber Networks	1	125,538	2.0%	1,917,505	1.8%	62
18 AT&T	4	142,612	2.3%	1,825,904	1.7%	125
19 VarTec Telecom, Inc.	2	143,882	2.3%	1,521,738	1.4%	102
20 Midwest ISO	1	88,134	1.4%	1,339,637	1.2%	30

Total/Weighted Average		3,480,634	55.2%	$75,115,189	69.8%	94

(1)	Occupied square footage is defined as leases that have commenced on or before March 31, 2005.

Digital Realty Trust, Inc.

First Quarter 2005

Lease Expirations

As of March 31, 2005

Year	Number of Leases Expiring	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		702,756	11.1%	$—	0.0%
2005	17	54,110	0.9%	800,544	0.7%	$14.79	$18.00	$973,750
2006	25	107,456	1.7%	1,883,694	1.8%	$17.53	$18.16	1,951,371
2007	31	232,725	3.7%	3,909,099	3.5%	$16.80	$18.91	4,401,804
2008	28	293,295	4.7%	4,633,752	4.3%	$15.80	$17.07	5,007,870
2009	37	496,526	7.9%	10,179,052	9.5%	$20.50	$22.19	11,016,358
2010	29	812,668	12.9%	14,368,621	13.4%	$17.68	$20.72	16,835,917
2011	26	1,156,425	18.3%	23,941,287	22.2%	$20.70	$24.05	27,814,311
2012	8	52,511	0.8%	1,109,541	1.0%	$21.13	$23.94	1,257,119
2013	15	580,530	9.2%	9,750,927	9.1%	$16.80	$18.98	11,020,953
2014	19	454,308	7.2%	6,942,476	6.5%	$15.28	$19.56	8,888,109
Thereafter	32	1,359,916	21.6%	30,108,213	28.0%	$22.14	$31.80	43,247,778

Portfolio Total/Weighted Average	267	6,303,226	100.0%	$107,627,206	100.0%	$19.22	$23.64	$132,415,340

Digital Realty Trust, Inc.

First Quarter 2005

Lease Distribution

As of March 31, 2005

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent	Percentage of Annualized Rent
Available			702,756	11.1%	$—	0.0%
2,500 or less	94	35.2%	86,016	1.4%	3,134,220	2.9%
2,501 - 10,000	68	25.5%	362,767	5.7%	6,531,984	6.1%
10,001 - 20,000	36	13.5%	541,372	8.6%	9,833,606	9.1%
20,001 - 40,000	35	13.1%	944,178	15.0%	13,947,537	12.9%
40,001 - 100,000	20	7.5%	1,352,472	21.5%	30,748,386	28.6%
Greater than 100,000	14	5.2%	2,313,665	36.7%	43,431,473	40.4%

Portfolio Total	267	100.0%	6,303,226	100.0%	$107,627,206	100.0%

Digital Realty Trust, Inc.

First Quarter 2005

Leasing Activity

As of March 31, 2005

	For the Three Months Ended March 31, 2005	% Leased
Occupied Square Feet as of December 31, 2004	4,999,467	88.4%

Q1 2005 Acquisition: 833 Chestnut Street (1)	500,538
Q1 2005 Acquisition: MAPP Building	88,134

Occupied Square Feet including Q1 2005 Acquisitions	5,588,139	88.7%
Expirations	(23,839)	(0.4)%
New Leases	15,762	0.3%
Renewals/Expansions	20,408	0.3%

Occupied Square Feet as of March 31, 2005	5,600,470	88.9%

Cash Rent Growth (2)
Expiring Rate per Square Foot		$23.22
New / Renewed Rate per Square Foot		$25.78
Percentage Increase		11.1%

GAAP Rent Growth (3)
Expiring Rate per Square Foot		$23.22
New / Renewed Rate per Square Foot		$27.92
Percentage Increase		20.2%

Weighted Average Lease Term - New (in months)		52
Weighted Average Lease Term - Renewal (in months)		75

(1)	Excludes space held for redevelopment.
(2)	Represents the difference between (i) initial contractual rents on new and renewed leases and (ii) the cash rents on expiring leases immediately prior to the expiration or termination.
(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

Digital Realty Trust, Inc.

First Quarter 2005

Tenant Improvements and Leasing Commissions

As of March 31, 2005

		Full Year
	Q1 2005	2004	2003	2002
Renewals (1)

Number of renewals	3	4	10	5
Square Feet	12,295	19,079	78,172	28,418
Tenant improvement costs per square foot (2)	$3.93	$15.06	$1.83	$4.12
Leasing commission costs per square foot (2)	9.11	6.78	6.09	5.08
Total tenant improvement and leasing commission costs per square foot	$13.04	$21.84	$7.92	$9.20

New Leases (3)

Number of leases	6	34	18	4
Square Feet	15,762	220,868	229,211	34,794
Tenant improvement costs per square foot (2)	$13.01	$14.55	$2.27	$14.34
Leasing commission costs per square foot (2)	4.54	10.08	12.55	12.37
Total tenant improvement and leasing commission costs per square foot	$17.55	$24.63	$14.82	$26.71

Total

Number of leases/renewals	9	38	28	9
Square Feet	28,057	239,947	307,383	63,212
Tenant improvement costs per square foot (2)	$9.03	$14.59	$2.16	$9.75
Leasing commission costs per square foot (2)	6.54	9.82	10.91	9.09
Total tenant improvement and leasing commission costs per square foot	$15.57	$24.41	$13.07	$18.84

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

Digital Realty Trust, Inc.

First Quarter 2005

Historical Capital Expenditures

As of March 31, 2005

		Full Year
	Q1 2005	2004	2003	2002
Recurring capital expenditures	$266,974	$711,998	$388,636	$208,758
Total square feet at period end	6,303,226	5,652,700	2,792,266	1,145,182
Recurring capital expenditures per square foot	$0.04	$0.13	$0.14	$0.18

Non-recurring capital expenditures	$1,352,219	$2,168,837	$765,587	$430,183
Total square feet at period end	6,303,226	5,652,700	2,792,266	1,145,182
Non-recurring capital expenditures per square foot	$0.21	$0.38	$0.27	$0.38

Digital Realty Trust, Inc.

First Quarter 2005

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

EBITDA:

We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure. Management uses EBITDA as an indicator of our ability to incur and service debt. We believe EBITDA is an appropriate supplemental measure for such purposes, because the amounts spent on interest are, by definition, available to pay interest, income tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up, and depreciation and amortization are non-cash charges. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should be considered only as supplement to cash flows from operating activities (computed in accordance with GAAP) as a measure of our liquidity. EBITDA is not a measure of our financial performance and should not be considered as an alternative to net income as an indicator of our operating performance. Other equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not comparable to such other REITs’ EBITDA.

Coverage Ratios:

We present interest and fixed charge coverage ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure. Accordingly, our interest coverage ratio should be considered only as a supplement to cash flows from operating activities (computed in accordance with GAAP) as a measure of our liquidity.